PIMCO Funds

Supplement Dated October 1, 2012 to the

Bond Funds Class A, Class B, Class C and Class R Prospectus and Bond Funds Institutional Class,

Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2012, as supplemented from time to time (each a “Prospectus”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the advisory fee for the Fund is decreased by 0.10% to 0.75% causing the Fund’s Total Annual Fund Operating Expenses to decrease as described below. This advisory fee reduction results in the Fund’s Management Fees decreasing to 1.15% for Institutional and Administrative Class shares, 1.25% for Class P shares and 1.30% for Class A, Class C and Class D shares and the Fund’s Total Annual Fund Operating Expenses decreasing to 1.15% for Institutional Class shares, 1.25% for Class P shares, 1.40% for Administrative Class shares, 1.55% for Class A and Class D shares and 2.30% for Class C shares.

Effective immediately, corresponding changes are made to the Fund’s Annual Fund Operating Expenses table and related footnotes, as well as the Expense Example following the table. Also, effective immediately, footnotes describing the fee reduction are added to: (i) the Management Fees table in the “Management of the Funds – Management Fees” section of the prospectus; and (ii) the advisory fees table in the “Management of the Funds – Management Fees” section of the prospectus.

Investors Should Retain This Supplement for Future Reference

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